[AFN LETTERHEAD]

September 30, 2009

Mr. Tom Kluck

Legal Branch Chief

Division of Corporation Finance

Mail Stop 3010

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Alesco Financial Inc.
Amendment No. 1 to Registration Statement on Form S-4
File No. 333-159661
Filed August 20, 2009

Dear Mr. Kluck:

This letter is being submitted in response to the comments contained in the September 21, 2009 letter from the Division of Corporation Finance (the “Staff”) of the Securities and Exchange Commission (the “SEC”) to John J. Longino, Chief Financial Officer of Alesco Financial Inc. (the “Company” or “AFN”), with respect to the above-referenced Amendment No. 1 to Registration Statement on Form S-4 (the “Registration Statement”). For convenience of reference, the numbered Comments are included in italics followed by the Company’s response to that Comment.

On September 30, 2009, the Company filed Amendment No. 2 to the Registration Statement on Form S-4/A (the “Amendment”). To the extent applicable, the Company has included the information described in its responses in the Amendment. In general, the information relating to the Company in this letter has been provided by the Company and its advisors, and the information related to Cohen Brothers, LLC (“Cohen”) has been provided by Cohen and its advisors.

The Company’s responses are as follows:

The Proposed Business Combination, page 9

1.	We note your response to comment 4 of our letter dated July 2, 2009. In the appropriate section, please revise to clarify if there will be any decisions that will be made at the Cohen level after the Series A preferred is converted into Series B preferred, which would allow Daniel Cohen to exercise his ownership of the recapitalized Cohen membership units in addition to his voting interests in AFN.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on pages 9, 12 and 117 of the Amendment.

2.	We note your response to comment 5 and the revised disclosure on page 22 discussing the adjustments that can be made to the exchange ratio. We also note that Daniel Cohen will own 31.9% of the membership interests of Cohen, which would also represent the same percentage ownership of substantially all of the assets and liabilities (except the certain debt and TruPS). Please revise to clarify if the adjustments are meant to prevent dilution of the LLC membership interests and ensure that Daniel Cohen will always own 31.9% of the resulting company upon conversion into AFN shares.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on pages 22 and 133 of the Amendment.

Interest of Board Members and Executive Officers in the Business Combination, page 15

3.	We note your response to comment 6. Please revise to clarify if the first bullet point means all current board members of both companies will be able to retain their positions. If not, please name the persons that will be retained.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 15 of the Amendment. Since all members of both the board of directors of AFN and board of managers of Cohen will remain in their positions other than James J. McEntee, III, the Company has chosen to identify only the member who will no longer remain on these boards rather than name all of the persons who will be retained. The composition of the boards of both companies following the business combination is discussed under the heading “Continuing Board and Management Positions” starting on pages 15 and 103.

Post Business Combination Employment Agreements, page 16

4.	We note your response to comment 7 and the revised disclosure on page 45 that Daniel Cohen has agreed to devote substantially all of his business time and efforts to the performance of the duties “required” by his office. Please revise to clarify if Mr. Cohen will enter into an employment agreement with the combined entity after the closing. Further, please revise to clarify if the qualification to time required by his office means he will not devote his full time to you post combination.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 46 of the Amendment.

Unaudited Comparative Per Share Data, page 32

5.	We note your response to our prior comment 12. Please note that the exclusion in paragraph 1 of SFAS No. 128 for nonpublic companies is not applicable to target companies in Form S-4. Please revise to include all information required by Item 3(f) of Form S-4.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 33 of the Amendment.

Risk Factors, page 33

The New Cohen LLC Agreement prevents AFN ...., page 44

6.	We note your response to comment 17 that you have revised the two risk factors. The prior comment sought revisions in your conflicts of interest disclosure. Please revise accordingly.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on pages 56 and 101 through 102 of the Amendment.

The combined company’s substantial level of indebtedness ...., page 62

7.	We note your response to comment 23. Please revise to disclose your total indebtedness here, including your nonrecourse debt. Otherwise, please tell us how defaults on your nonrecourse debt would not have a material impact on your operations going forward.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 63 of the Amendment.

The Transactions, page 74

Results of the Business Combination, page 74

8.	We note your response to comment 26 that Daniel Cohen will have a 31.9% interest in Cohen following the merger. We also note that the convertible debt and TruPS will be held by AFN. Please revise to clarify if Daniel Cohen’s economic interests are greater than 31.9% since the debt is held at the AFN level or advise us why such revision is not necessary.

Response:

The Company does not believe that any revision is necessary on page 76 of the Amendment. The New Cohen LLC Agreement provides that, to the extent cash is available from operations and capital transactions of Cohen, amounts will be distributed by Cohen to AFN annually, semi-annually, or quarterly, as applicable, as necessary for AFN to pay its tax liabilities and debt service obligations, which include the convertible debt and the TruPS. Any distributions to AFN for the purpose of paying its debt service obligations will be distributed only to AFN and the other members of Cohen will not receive distributions (pro rata or otherwise) of such amounts. As such, Daniel Cohen’s economic interest would not be greater than 31.9%. Please see “The Merger Agreement – Terms of Other Agreements – Limited Liability Company Agreement of Cohen Post-Business Combination – Distributions” beginning on page 133 of the Amendment for disclosure regarding the distributions to be made by Cohen to AFN post-business combination. There is a cross-reference to this section on page 10 and an applicable risk factor entitled “AFN will be a holding company whose primary asset will be membership units in Cohen and will be dependent on distributions from Cohen to pay taxes and other obligations.” on page 42 of the Amendment.

9.	We note your response to comment 27. Please also revise to clarify if the “expected” figures for percentage ownership took into account full conversion of the LTIP units.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 76 of the Amendment and elsewhere in the Amendment, as appropriate.

Cohen’s Reasons for the Business Combination, page 90

10.	We note your response to comment 36 that the $76.8 million in recourse indebtedness of AFN is not subject to margin calls. Please revise to clarify that the reference to “long term financing” that should not be subject to margin calls solely relates to current debt owed. Otherwise, please revise to clarify the sources of future financing that will not be subject to margin calls or the posting of additional collateral or advise us why such revision is not necessary.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 92 of the Amendment.

Opinion of AFN’s Financial Advisor, page 93

11.	We note your response to comment 39 and your statement that “[t]he Company understands that the potential compensation payable to Stifel Nicolaus in connection with this transaction is not material ....” We also continue to note that $400,000 of the fees owed to your fairness opinion’s author is contingent on the completion of this transaction. Please provide us with a detailed analysis as to why you believe this compensation and/or conflict is not material. As such, it appears that a conflict of interests exists and should be disclosed in the appropriate sections, such as the conflicts of interest and/or risk factors sections.

Response:

We respectfully reiterate our position, and the position of AFN’s special committee of independent directors, that the $400,000 contingent portion of the fees payable to Stifel Nicolaus does not represent a conflict of interest that warrants the inclusion of a risk factor. The contingent portion of the fee represents approximately 24% of the aggregate $1.7 million fees and expense reimbursements paid or payable to Stifel Nicolaus. Stifel Nicolaus is the principal subsidiary of Stifel Financial Corp. which, according to its 2008 Annual Report on Form 10-K, had over $1.5 billion of total assets and in excess of $870 million in total revenues as of and for the year ended December 31, 2008.

A risk factor asserting a conflict of interest resulting from the contingent nature of a portion (i.e. 24%) of an investment banking fee ignores the many countervailing forces and factors in play — professional ethics, potential liability, the procedural safeguards (such as fairness opinion committees composed of individuals who are not on the deal team) enacted by investment banking firms to promote independence and, perhaps most significantly, the fact that the fee earned in any one deal is de minimus to a firm in relation to the revenues received in its investment banking business and the potential long-term reputational risk of giving an opinion not based on the merits in order to earn a $400,000 contingent fee. The AFN special committee considered Stifel Nicolaus’ professional reputation when selecting it, and confirmed that Stifel Nicolaus was independent. Stifel Nicolaus’ opinion was supported by financial analyses, the material aspects of which are fully disclosed in the proxy statement/prospectus. The fee arrangements are fully disclosed both in the Summary and the full Stifel Nicolaus opinion section of the proxy statement/prospectus and we believe that the current level of disclosure conforms to disclosures typically included in proxy statements in similar transactions and provides full and adequate disclosure with respect to Stifel Nicolaus’ fee arrangements.

12.	We note your response to comment 41 that you are concerned that the projections used in the evaluation by Stifel Nicolaus would be misleading. However, we continue to note that the disclosure here is based on such information. As such, the information is incorporated into the overall disclosure, but not specifically identified. Investors should be provided with the underlying disclosure used in this section. Further, since the projections were prepared by AFN and Cohen, the assumptions used should be discussed so that investors can ascertain the reasonableness of such information to determine how much reliance they should place on your disclosure here. Accordingly, please disclose these projections and the bases for the projections, including all disclosures required by Item 10(b) of Regulation S-K. You may include appropriate cautionary language along with your presentation of the projections in the registration statement.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 98 of the Amendment.

NAV Contribution Analysis, page 97

13.	Please revise to clarify how “realizable value” was determined.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 98 of the Amendment.

Redemption or Conversion of Membership Units, page 130

14.	We note the revised disclosure that the cash exchange ratio is partially based on the value of the AFN’s shares. Please clarify if the value is based on the quoted price on a national exchange. Absent a listing, please clarify how value will be determined.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on page 133 of the Amendment.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alesco Financial Inc., page 151

TruPS Portfolio, page 170

15.	Please expand your disclosures of your TruPS Portfolio and your Results of Operations to discuss the specific causes for the lack of price correlation between the CDO notes payable and the underlying assets during the three months ended June 30, 2009 and the effect on your statements of income.

Response:

In response to the Staff’s Comment, the Company has revised the disclosures within its TruPS Portfolio section on page 174 and its Results of Operations section starting on page 177.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cohen Brothers, LLC, page 217

Equity Based Compensation, page 222

16.	We note that you have engaged third party appraisers to value your equity interests or used internal valuation models. Please tell us the role the third party appraisers had in the determination of the value assigned to your equity based compensation.

Response:

For equity grants made during calendar years 2005 and 2006, and for the first quarter of 2007, Cohen engaged a third party appraiser to conduct independent appraisals of the value of the members’ equity of Cohen. The resulting valuations were utilized by Cohen in determining the value to be assigned to equity based compensation in connection with grants of equity to its key management personnel. Cohen’s management reviewed the appraiser’s valuation reports and concluded, based on management’s knowledge of Cohen’s business, its prospects, and the overall market, that the valuation analyses prepared by the appraiser were appropriate. Management’s review of the valuation reports did not include the preparation of an internal valuation model. Rather, Cohen’s management reviewed the appraiser’s models, calculations, and assumptions and determined they were appropriate. For all equity issuances in 2005 and 2006 and in the first quarter of 2007, the third party appraiser’s valuation analyses were used to determine the value of Cohen’s equity grants without adjustment by management.

During 2005, 2006 and the first quarter of 2007, Cohen issued a few comparatively large equity grants to a small number of individuals. Therefore, it was cost effective for Cohen to hire an independent appraiser to assist in determining the value of the members’ equity at each grant date. However, during the last three quarters of 2007 and during 2008, Cohen issued many relatively small equity grants to a greater number of individuals, making it cost prohibitive to obtain an independent valuation report upon each issuance. Accordingly, during the last three quarters of 2007 and throughout 2008, Cohen used internal valuation models to determine the value of its members’ equity each time a grant was made. Cohen based its valuation models on the same methodology as that used by the appraiser.

Compensation and Benefits, page 261

17.	We note your response to our prior comment 55. Please tell us how you accounted for the modification of the awards in the first quarter of 2007. Specifically tell us the amount of excess, if any, of the fair value of the modified awards over the fair value of the original awards immediately before the terms were modified, measured based on the share price and other pertinent factors at that date. See paragraph 51 of SFAS No. 123(R).

Response:

The additional modification that was entered into effective February 2007 accelerated the vesting of these grants. As a private company, Cohen had no external market to look to in determining the value of its members’ equity interests on the date of modification. As provided in our response to previous Comment 55, in conjunction with the fourth quarter 2006 modification, Cohen obtained a third party appraisal as of December 31, 2006 and recorded an adjustment to compensation expense to increase the fair value of the grant as of December 31, 2006. Cohen’s management was not aware of any significant events, either in its operations in the first two months of 2007 or in the overall market, that would have resulted in a material change to the overall valuation of its members’ equity as of February 2007 as compared to such valuation as of December 31, 2006. Additionally, the appraisal prepared “as of” December 31, 2006 was not completed and delivered until January 22, 2007 and included management’s latest expectations about future business opportunities as of that date. Therefore, Cohen determined that the value of its equity interests did not change between December 31, 2006 and February 2007 and no revised appraisal was obtained as of February 2007.

Accordingly, the excess of the fair value of the modified awards over the fair value of the original awards immediately before the terms were modified was zero. The amortization of compensation expense was accelerated due to the accelerated vesting; however, no incremental compensation expense was recorded other than the additional compensation expense recognized in the first quarter of 2007 due to the acceleration of vesting. Therefore, no change was made to the overall fair value of the grants.

Cohen Executive Compensation, page 330

18.	We reissue comment 58. Each element of compensation should be explained and the considerations discussed in this section. The disclosure should further discuss how actual performance by the named executive officers lead to the amounts paid for each element. Please revise your disclosure accordingly.

Response:

In response to the Staff’s Comment, the Company has revised the disclosure on pages 336 through 338 of the Amendment.

Unaudited Pro Forma Condensed Combined Financial Information for the Combined Company, page 350

Note 3 - Pro Forma Adjustments, page 356

19.	We note your response to our prior comment 70. Since the refinancing was a condition of the business combination, it appears that it is directly attributable to the acquisition. Please revise your pro forma statements to reflect the financing in accordance with Article 11 of Regulation S-X.

Response:

We note your request to reflect the financing in our pro forma statements in accordance with Article 11 of Regulation S-X. We have analyzed pro forma adjustments to interest expense, interest income, and non-controlling interest in the statements of operations for the year ended December 31, 2008 and the six months ended June 30, 2009 that would result from assuming Cohen’s bank facility was refinanced at the beginning of each period. We have determined that the resulting net impact on the statements of operations for both periods is immaterial. We note that the “Recourse indebtedness” line item on the pro forma balance sheet includes the related refinanced Cohen indebtedness of $29.95 million.

Alesco Financial Inc, Financial Statements

Schedule IV - Mortgage Loans on Real Estate, page F-45

20.	We note your response to our prior comment 72 and note that you did not disclose the principal amount of loans subject to delinquent principal or interest on Schedule IV of your amendment. Please revise.

Response:

In future filings, the Company will disclose the principal amount of loans subject to delinquent principal or interest on Schedule IV – Mortgage Loans on Real Estate. The Company respectfully notes that the aggregate delinquency information for its investments in residential mortgages is disclosed within a table in Note 5: Loans of its consolidated financial statements beginning on page F-28 of the Amendment. Furthermore, the Company has revised the disclosures under the heading “Residential Mortgage Loans” section of its Management’s Discussion and Analysis of Financial Condition and Results of Operations beginning on page

174 to include additional information that is consistent with the information that is required to be presented in Schedule IV – Mortgage Loans on Real Estate.

Consolidated Statements of Cash Flows For the Six-Month Period Ended June 30, 2009, page F-51

21.	We note that you included a line item titled ‘Proceeds from sale of real estate owned’ in Net cash provided by operating activities. Please tell us why you believe that the classification of these proceeds is appropriate as an operating cash flow, rather than an investing cash flow, in accordance with SFAS 95.

Response:

AFN’s real estate owned (“REO”) portfolio consists entirely of residential properties that were acquired by the Company as a result of foreclosure of properties that were the sole collateral for residential mortgage loans held by the Company. In accordance with the criteria set forth in paragraph 30 (a)-(f) of FASB Statement No. 144, the Company classifies REO as held for sale immediately upon the acquisition of the property. The Company classifies REO as held for sale primarily because upon acquisition of the property the Company is committed to a plan of immediate resale and immediately begins active marketing of such property. The Company classifies cash receipts and payments relating to REO within operating activities in accordance with paragraph 25 of FASB Statement No. 102, an amendment to FASB Statement No. 95, which indicates that cash receipts and payments relating to real estate property that is specifically acquired for resale shall be classified as operating cash flows. Furthermore, the Company’s classification of cash receipts and payments relating to REO within operating activities is consistent with the classification of other similar assets acquired specifically for resale and carried at the lower of cost or market value, including trading securities and loans, as required by paragraphs 8 and 9 of FASB Statement No. 102.

Note 8: Derivative Financial Instruments, page F-74

22.	Please revise to present the fair value of your derivatives on a gross basis, rather than net, in accordance with SFAS 161.

Response:

In response to the Staff’s Comment, the Company has revised the heading in the first table on page F-74 of the Amendment. Each line item in the table is presented on a gross basis.

Cohen Brothers, LLC Financial Statements

7. Goodwill, page F-118

23.	We note your response to our prior comment 75. You state that goodwill was assigned to the Strategos reporting unit and that your goodwill is assessed at that level. Please tell us how you determined the appropriate level to assess your goodwill in accordance with SFAS 142 and SFAS 131. Please tell us if you have aggregated any operating segments within your reportable segments and discuss how you determined your components.

Response:

According to paragraph 10 of SFAS 131, an operating segment is defined as “a component of an enterprise (a) that engages in business activities from which it may earn revenues and incur expenses (including revenues and expenses relating to transactions with other components of the same enterprise); (b) whose operating results are regularly reviewed by the enterprise’s chief operating decision maker to make decisions about resources to be allocated to the segment and assess its performance; and (c) for which discrete financial information is available.” Based on this definition, Cohen has concluded it has three operating segments: capital markets, asset management and principal investing.

One level below the asset management segment in Cohen’s organizational hierarchy is Strategos and other similar entities focused on different aspects of asset management. All of these entities (including Strategos) have discrete financial information available and engage in business activities. Therefore, they meet items (a) and (c) of the definition of an operating segment. However, Cohen does not consider Strategos and other similar entities as operating segments because the chief operating decision maker primarily reviews financial information and makes decisions about resource allocation at the asset management level. Therefore, Cohen has not aggregated any operating segments in the data provided in the notes to the financial statements.

Paragraph 18 of SFAS 142 requires that goodwill be assigned and assessed for impairment at the reporting unit level. According to paragraph 30 of SFAS 142, a reporting unit can be either (i) an operating segment, as defined in SFAS No. 131, or (ii) a component of an operating segment.

Per paragraph 30 of SFAS 142, a component of an enterprise is one level below an operating segment. A component of an operating segment is a reporting unit if the component constitutes a business for which discrete financial information is available and is reviewed by segment management.

Strategos was identified as a reporting unit because it is a business for which discrete financial information is available and is reviewed by segment management. Further, since the goodwill entry was created as part of the acquisition of a minority share of Strategos, Cohen deemed it appropriate to assign the goodwill at the Strategos level rather than assign such goodwill to the entire operating segment of asset management under which Strategos falls.

Annex D

24.	We note your response to comment 77. We continue to note the statement at the bottom of page D-3 that the opinion is “solely for the information of, and directed to, the Special Committee ….” We reissue our prior comment.

Response:

In response to the Staff’s Comment, Stifel Nicholas has revised the language on page D-3 of Annex D to the Amendment.

25.	We note your response to comment 78. We note that the second to last paragraph of this opinion states that the opinion cannot be referenced or used in any registration statement or proxy. Please reconcile the limitation with your use here.

Response:

Stifel Nicholas provided the Company with its written consent, dated June 1, 2009, to include its opinion as Annex D, which consent was filed as Exhibit 23.4 to the Company’s original Registration Statement on Form S-4 filed with the SEC on June 2, 2009. Stifel Nicholas has revised and updated its consent to include its opinion as Annex D to the Amendment and such revised and updated consent is filed as Exhibit 23.4 to the Amendment.

Exhibit 10.25

26.	Please note that the exhibit index should also indicate a request for confidential treatment for portions of the agreement.

Response:

In response to the Staff’s Comment, the Company has revised the reference to Exhibit 10.25 on page II-5 and added a related reference on page II-6.

Form 10-K/A for the Year Ended December 31, 2008

Item 9. Controls and Procedures, page 44

27.	We note your disclosure that during July 2009, computational errors in certain models used to produce amounts in the December 31, 2008 financial statements were identified, and that these errors did not result in a need to modify the December 31, 2008 financial statements. Please quantify for us the effect of these errors on your financial statements for the year ended December 31, 2008 and how you determined that you did not need to modify the December 31, 2008 financial statements. Please also quantify for us the effect of these errors in your financial statements for the quarter ended March 31, 2009.

Response:

The computational errors identified in certain of our valuation models had no quantitative impact on the amounts reported in the financial statements for both December 31, 2008 and March 31, 2009.

The development and analysis of certain of the Company’s internal valuation models are one element in the Company’s development of the fair value estimates of certain Level 3 assets as defined by SFAS No. 157 “Fair Value Measurements” (“SFAS No. 157”). These assets are valued pursuant to FSP 157-3 “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP 157-3”). FSP 157-3 clarifies the application of SFAS No. 157 in a market that is not active, and the Company’s process for determining fair value included multiple elements due to the nature of the assets and the turmoil in the markets, including the development of discounted cash flow models, analysis of trends in equity or debt indexes, qualitative information about the performance of the underlying collateral such as deferral and default history, changes in credit ratings and detailed watchlist analysis, and other relevant observable inputs.

Upon the discovery of formula errors in the discounted cash flow modeling portion of the process, the Company performed further analyses of the fair value estimates included in its previously issued financial statements, which included the December 31, 2008 and March 31, 2009 financial statements. As a result of the additional analyses, the Company determined that the fair value estimates included within its previously issued financial statements continued to be accurate. Despite the fact that no financial statement errors were identified, the Company determined that a material weakness in internal controls over financial reporting existed due to the possibility that a material financial statement error could have occurred if the Company relied more heavily on the discounted cash flow modeling portion of its fair value process.

The Company hereby acknowledges that (i) the Company is responsible for the adequacy and the accuracy of the disclosure in its filings with the SEC; (ii) staff comments or changes to disclosure in response to staff comments do not foreclose the SEC from taking any action with respect to the filings; and (iii) the Company may not assert staff comments as a defense in any proceeding initiated by the SEC or any person under the federal securities laws of the United States.

For further information or clarification with respect to the Company’s responses to the Staff’s Comments, please feel free to contact me at (215) 701-9555.

Sincerely,

/s/ JOHN J. LONGINO

John J. Longino Chief Financial Officer

cc:	Darrick M. Mix, Esq. | Duane Morris LLP
Thomas R. Salley, Esq. | Cooley Godward Kronish LLP
Kathleen L. Werner, Esq. | Clifford Chance US LLP